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                                                                    Exhibit 10.5

                             CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 3

                                     to the

                     RESEARCH AGREEMENT dated July 13, 2000

                                   between the

                        UNIVERSITY OF SOUTHERN CALIFORNIA

                                       and

                                MARET CORPORATION

                                  March 18,2002

This amendment reflects an increase to the Research Agreement by $[ * ] from $[ * ] to $[ * ] and to extend the period of performance to December 31, 2002. The Research Agreement is revised as follows:

                                    ARTICLE 3
                Period of Performance, to be revised as follows:

The period of performance of this Agreement is 06/30/2000 through 12/31/2002. This Agreement shall become effective upon the date of last signature hereto and shall continue in effect for the full duration of the period of performance unless sooner terminated in accordance with the provisions of Article 14.

                                    ARTICLE 5
          Costs, Billings and Other Support, to be revised as follows:

     5.1    It is agreed and understood by the Parties hereto that, subject to
     Article 2, total costs to the SPONSOR hereunder shall not exceed the amount of $[ * ].

            Additional payments shall be made by SPONSOR in advance according to the following schedule:

                              [ * ]                        $[ * ]
                              [ * ]                        $[ * ]
                              [ * ]                        $[ * ]
                              [ * ]                        $[ * ]


All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate by duly authorized persons.

MARET CORPORATION                      UNIVERSITY OF SOUTHERN CALIFORNIA

By: /s/ Mark Skaletsky                 By: /s/ Lloyd Armstrong, Jr.
    ---------------------------         ------------------------------

Name: Mark Skaletsky                   Name:  Lloyd Armstrong, Jr.
      -------------------------

Title: CEO                             Title: Provost and Senior Vice President,
       ------------------------                  Academic Affairs

Date: 3/20/2002                        Date: 3/19/2002
      -------------------------              -------------------------

*Confidential Treatment Requested. Omitted portions filed with the Commission.